CONTINUING GUARANTY

In consideration of Hancock Whitney Bank, a Mississippi state chartered bank (“Bank”), with an office located at 2202 N. Westshore Boulevard, Suite 150, Tampa, Florida 33607, giving or extending credit to LMB AUBURN HILLS I, LLC, an Ohio limited liability company, and LMB LEWISTON, LLC, an Ohio limited liability company (hereinafter collectively referred to as “Borrower”), the undersigned (hereinafter referred to as “Guarantor,” which term means individually, collectively, and interchangeably any, each and/or all of them if more than one), hereby enters into this Continuing Guaranty (hereinafter this “Guaranty”) in favor of Bank and agrees as follows:

1.
Guaranteed Obligations. Guarantor, jointly and severally if more than one, unconditionally guarantees to Bank the prompt payment in full when due, whether by acceleration or otherwise, of all principal sums, future advances made under the Loan Documents, interest, attorneys’ fees, expenses of collection and costs, and other fees and charges owed by Borrower to Bank under the Note, the Loan Agreement and the other Loan Documents executed in connection with that certain $3,800,000.00 commercial real estate refinance term loan made by Bank to Borrower (collectively, the “Obligations”), plus interest on this limited principal amount, and attorneys’ fees, collection costs and expenses, and other fees and charges incurred by the Bank in enforcing this Guaranty. Any payments by the Guarantor prior to a notice of default to Borrower and a demand by Bank to Guarantor for payment shall not reduce the maximum liability of the Guarantor under this Guaranty. The term “Obligor” as used in this Guaranty means, individually, collectively, and interchangeably any, each and/or all of Borrower, Guarantor and each co-maker, endorser, surety or guarantor of Borrower’s obligations to Bank under the Loan Documents.
2.
Agreement to be Bound by Other Documents. Guarantor agrees to be bound by all of the terms and conditions of the Note, Loan Agreement, and other Loan Documents executed in connection with the Obligations. Guarantor hereby waives promptness, diligence, notice of default, notice of intent to accelerate, notice of acceleration, notice of acceptance of this Guaranty, and all other notices and demands with respect to the Obligations and this Guaranty and further waives presentment, demand, dishonor and protest. Guarantor shall not have any rights of subrogation until the indefeasible payment in full in cash of all Obligations and any subrogation rights shall relate only to the collateral then held by Bank.
3.
Revocation. Notice of revocation of this Guaranty will not be effective until ten (10) days after written notice thereof is delivered to an officer of Bank at the office where the Obligations were borrowed and such officer acknowledges in writing receipt of the notice (the “Effective Date”). Any such revocation shall be effective only as to indebtedness first incurred by Borrower after the Effective Date of notice of revocation as a result of new money advanced by Bank to Borrower where no commitment or obligation on the part of the Bank to make such advance existed prior to the said Effective Date. This Guaranty shall remain in full force and effect after the Effective Date as to: (a) any Obligations incurred or arising prior to the Effective Date; (b) Obligations arising from extensions of credit Bank is bound to advance, and any other Obligations that Bank is bound to permit to be incurred, pursuant to any commitment or agreement entered into prior to the Effective Date; (c) any payments or proceeds of any collateral received by Bank on or before the Effective Date and applied to the Obligations which are subsequently repaid by Bank as a result of a court order entered after the Effective Date and which are deemed to be reinstated pursuant to the terms of this Guaranty; (d) all renewals, extensions, and modifications of any Obligations described in subsections (a), (b), and (c) herein, including any such renewals, extensions or modifications which may occur after the Effective Date; and (e) all related interest, attorneys’ fees, collection costs and expenses, and other fees and charges owed by Borrower to Bank in connection with the Obligations. A notice of revocation shall not affect the liability of any person not giving such notice.
4.
Right of Set-Off. To secure this Guaranty, Guarantor pledges to Bank, and grants to Bank a continuing lien and security interest in, and a right of set‑off and compensation against, all property of Guarantor or in which Guarantor has an interest, including any such property Guarantor holds jointly with someone else, that is now or hereafter on deposit with, in the possession of, under the control of or held by Bank or any financial institution affiliate of Bank, including, without limitation, all cash, deposit accounts, funds on deposit, stocks, bonds, treasury obligations and other securities, investment property, financial assets, securities accounts, notes, documents, instruments, certificates of deposit, items, chattel paper, and other property (except IRA, pension, other tax-deferred retirement accounts and any accounts or property held in a trust or fiduciary capacity for which setoff would be

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prohibited by law), together with all property added to or substituted for any of the foregoing, and all interest, dividends, income, fruits, accessions and proceeds of any of the foregoing. The terms “deposit accounts,” “instruments,” “investment property,” “documents,” “chattel paper,” “securities accounts,” “financial assets” and “proceeds” shall have the meanings provided in the Florida Uniform Commercial Code, as the same may be amended from time to time.
5.
Financial Information and Covenants. Guarantor covenants and agrees that, as long as the Obligations or any part thereof is outstanding, Guarantor shall promptly provide to Bank true and correct current financial statements and such other information regarding the financial condition, business and properties of Guarantor as Bank may require or request from time to time, all in form, substance and detail satisfactory to the Bank. The financial statements shall include, among other things, a balance sheet, a statement of cash flow and an income statement, in such form and reasonable detail as the Bank may request setting forth the financial condition of the Guarantor in a manner consistent with any prior financial statement, and with detailed information regarding (i) any entities, such as corporations, partnerships, or limited liability companies of which the Guarantor is the majority owner and (ii) any other entities or persons for which Guarantor is directly or contingently liable on debts or obligations of any kind incurred by those entities or persons. In addition, Guarantor will furnish promptly to Bank such additional information concerning the Guarantor, Guarantor’s financial condition, business and properties as Bank may reasonably request from time to time.

All financial statements or records submitted to Bank via electronic means, including, without limitation by facsimile, open internet communications or other telephonic or electronic methods, including, without limitation, documents in Tagged Image Format Files (“TIFF”) or Portable Document Format (“PDF”) shall be treated as originals, fully binding and with full legal force and effect and the parties waive any rights they may have to object to such treatment. The Bank may rely on all such records in good faith as complete and accurate records produced or maintained by or on behalf of the party submitting such records.

6.
Payment and Performance. This is a guaranty of payment and not of collection, and the liability of Guarantor shall be absolute and unconditional. In the event of default by Borrower in payment or performance of the Obligations, or any part thereof, when such Obligations become due, whether by its terms, by acceleration, or otherwise, Guarantor shall promptly pay the amount due thereon to Bank without notice or demand in lawful money of the United States of America. All payments of Guarantor pursuant to this Guaranty may be applied to the Obligations guaranteed hereby as Bank may elect in its sole discretion.
7.
Subordination of Rights. Notwithstanding anything to the contrary contained in this Guaranty, Guarantor hereby irrevocably subordinates and abates, until the Obligations have been indefeasibly repaid in full in cash, any and all rights it may now or hereafter have under any agreement or at law or in equity (including, without limitation, any law subrogating Guarantor to the rights of Bank) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other Obligor for any payment made by Guarantor under or in connection with this Guaranty or otherwise. Notwithstanding the foregoing, if Guarantor is or becomes an “insider” (as defined from time to time in Section 101 of the U.S. Bankruptcy Code) with respect to Borrower, then Guarantor irrevocably and absolutely waives any and all rights or subrogation, contribution, indemnification, reimbursement or similar rights against Borrower with respect to the Obligations and this Guaranty, whether such rights arise under an express or implied contract or by operation of law, it being the intention of Guarantor and Bank that Guarantor will not be deemed to be a “creditor” (as defined in Section 101 of the U.S. Bankruptcy Code) of Borrower by reason of the existence of this Guaranty in the event that Borrower becomes a debtor in any proceeding under the U.S. Bankruptcy Code.
8.
Joint and Several Liability. If this Guaranty is executed by more than one person, each person is bound by all of the provisions of this Guaranty and is jointly and severally liable for the payment in full of the entire amount stated herein in the same manner as if such person was the only person executing this Guaranty. The failure to sign this or any other guaranty or agreement by any other person shall not affect the liability of any party hereto. This Guaranty does not supersede or cancel, and is in addition to, any other endorsements, guaranties, or obligations with respect to Borrower that are separate and apart from this instrument, whether signed by Guarantor or by any other Obligor. This Guaranty shall not be affected or limited by the amount of any other such endorsements, guaranties, or

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obligations with respect to Borrower. To the extent permitted by law, Guarantor’s obligations under this Guaranty shall continue notwithstanding any set-off, counterclaim, reduction, or diminution of the Obligations or any defense of any kind or nature (other than performance by Guarantor of its obligations hereunder) that Borrower may have or assert against Bank.
9.
Actions by Bank with Respect to Obligations. Without releasing or affecting Guarantor’s unconditional obligations hereunder, Bank may, one or more times, in its sole discretion, without notice to or the consent of Guarantor or any non-party Obligor, take any one or more of the following actions: (a) release, compromise, renew, increase, extend, accelerate or modify the obligations of Borrower or any other Obligor; (b) release, exchange, modify, or surrender in whole or in part Bank’s rights with respect to any collateral for the Obligations; (c) with consent of Borrower modify or alter the term, interest rate or due date of any payment of any of the Obligations; (d) forbear to enforce the payment of any or all Obligations or grant any postponements, compromises, indulgences, waivers, surrenders or discharges or agree to modify the terms of its agreements with Guarantor, Borrower or any other Obligor; (e) change its manner of doing business with Guarantor, Borrower or any other person; (f) impute payments or proceeds of any collateral furnished for any of the Obligations, in whole or in part, to any of the Obligations, or retain the payments or proceeds as collateral for the Obligations without applying same toward payment of the Obligations; or (g) make loans to Borrower or permit Borrower to incur obligations in excess of the present amount of the Obligations, and Guarantor hereby expressly waives any defenses arising from any such actions. The release of liability of any person shall not affect the liability hereunder of any person who is not specifically released.
10.
Default; Remedies; Waivers. For the avoidance of confusion, Guarantor acknowledges and agrees that a default or breach by Guarantor under any covenant, requirement or provision in this Guaranty shall also constitute a default under the documents and instruments evidencing the Obligations. The liability of Guarantor shall be primary and separate and independent of the obligations of Borrower or any other Obligor, and separate or joint actions may be instituted by Bank against any one or all of the Obligors (including Guarantor) or Borrower, as Bank may elect. Guarantor agrees that it shall not be necessary for Bank, in order to enforce such payment by Guarantor, first to institute suit or exhaust its remedies against Borrower or others liable on such Obligations, or to enforce any rights against any collateral which shall ever have been given to secure such Obligations. The liability of Guarantor will not be released, reduced, impaired or otherwise affected by, and Guarantor hereby waives and agrees not to assert any defenses based in whole or in part on, the following: (a) any exercise, failure to exercise or delay in exercising any right (including any right or redemption or other statutory right), remedy, power or privilege which Bank may have (even if such right, remedy, power or privilege is lost as a result) including without limitation an election to proceed with foreclosure which may destroy or otherwise impair the subrogation rights of the Guarantor or the right of the Guarantor to proceed against Borrower or any other Obligor for reimbursement, or both; (b) allegations concerning promptness or diligence or lack thereof on the part of Bank or any other person; (c) delay or failure to give notice of any kind including, without limitation, notice of default, intent to accelerate, acceleration, acceptance of this Guaranty or the incurring by Borrower of additional indebtedness, presentment, demand, dishonor and protest; (d) any requirement that Bank proceed against Borrower or any other person or entity or to proceed against or exhaust any collateral or security held by it at any time or to pursue any other remedy in its power before proceeding against Guarantor; (e) the invalidity, deficiency, illegality or unenforceability of all or any part of the Obligations or any document or agreement executed in connection with the Obligations for any reason whatsoever including, without limitation, the incapacity, lack of authority, death or disability of, or revocation hereof or thereof by any other Obligor; (f) the release or discharge of Borrower from, or impairment or modification of, Borrower’s obligations with respect to any of the Obligations in any bankruptcy, receivership, or other insolvency proceeding or otherwise (g) the existence, creation or incurring of any new or additional indebtedness or obligation or any action or non-action on the part of any other person or entity whomsoever, in connection with any of the Obligations; (h) Bank’s failure to obtain and perfect or to maintain the perfection or priority of, or the release or waiver of any rights of Bank to, any security interest in or lien on any collateral securing the Obligations or any other indebtedness of Borrower to Bank; (i) the failure of Bank or any other party to exercise diligence or reasonable care in the preservation, enforcement, sale or other handling or treatment of all or any part of any collateral securing the Obligations; (j) any failure by Bank to sell any collateral in a commercially reasonable manner at a public or private sale or to give Guarantor or any other party notice of any such sale or otherwise comply with any applicable provisions of the Florida Uniform Commercial Code; (k) any failure on the part of Bank to disclose to the undersigned any facts it may now or hereafter know about

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Borrower, the Obligations and/or any collateral for the Obligations; (l) any right or claim of right to cause a marshaling of Borrower’s assets or to require Bank to proceed against Guarantor in any particular order; (m) Bank’s course of dealing with Borrower or any other Obligor that may be at odds with the contractual terms of the documents evidencing the Obligations; or (n) any action or omission of any kind or at any time on the part of Bank in respect of any matter whatsoever or any other circumstance which might otherwise constitute a defense available to or a discharge of Borrower or other Obligors. Any action taken by Bank pursuant to the provisions herein contained or contained in the Obligations shall not release the party or parties to this Guaranty until all Obligations are paid and performed in full and no further disbursements remain available to Borrower from Bank under the Loan Documents. No failure on the part of Bank to exercise, and no delay in exercising any right, power, or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
11.
Subordinated Indebtedness. Guarantor hereby agrees that the Subordinated Indebtedness (as hereinafter defined) shall be subordinate and junior in right of payment to the prior payment in full of all Obligations, and Guarantor hereby assigns the Subordinated Indebtedness to Bank as security for the Obligations. If any sums shall be paid to Guarantor by Borrower or any other person or entity on account of the Subordinated Indebtedness, such sums shall be held in trust by Guarantor for the benefit of Bank and shall forthwith be paid to Bank without affecting the liability of Guarantor under this Guaranty and may be applied by Bank against the Obligations in such order and manner as Bank may determine in its sole discretion. Upon the request of Bank, Guarantor shall execute, deliver, and endorse to Bank such documents and instruments as Bank may request to perfect, preserve, and enforce its rights hereunder. For purposes of this Guaranty, the term “Subordinated Indebtedness” means all indebtedness, liabilities, and obligations of Borrower to Guarantor, other than salary and ordinary business expense reimbursements for the prior month (which if not paid in the month following the month in which they were incurred shall become Subordinated Indebtedness), whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor.
(a)
Guarantor agrees that any and all liens, security interests, judgment liens, charges, or other encumbrances upon Borrower’s assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all liens, security interests, judgment liens, charges, or other encumbrances upon Borrower’s assets securing payment of the Obligations or any part thereof, regardless of whether such encumbrances in favor of Guarantor or Bank presently exist or are hereafter created or attached. Without the prior written consent of Bank, no Guarantor shall (i) file suit against Borrower or exercise or enforce any other creditor’s right it may have against Borrower, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any liens, security interests, collateral rights, judgments or other encumbrances held by Guarantor on assets of Borrower.
(b)
In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor’s relief, or other insolvency proceeding involving Borrower as debtor, Bank shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness. Bank may apply any such dividends, distributions, and payments against the Obligations in such order and manner as Bank may determine in its sole discretion.
(c)
Guarantor agrees that all promissory notes, accounts receivable, ledgers, records, or any other evidence of Subordinated Indebtedness shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty.

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12.
Amendments. No amendment or waiver of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Bank.
13.
Reliance by Bank. Guarantor acknowledges and agrees that Bank is relying upon this Guaranty and the undertakings of Guarantor hereunder in making extensions of credit to Borrower and further acknowledges and agrees that the execution and delivery of this Guaranty is a material inducement to Bank in entering into the loan to the Borrower. Guarantor represents and warrants to Bank that Guarantor has received adequate consideration for Guarantor’s guaranty hereunder of the Obligations and that such Obligations reasonably benefit or may be expected to benefit Guarantor directly or indirectly. Each Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty.
14.
Payment of Expenses. Guarantors jointly and severally agree to pay on demand all reasonable attorneys’ fees and expenses and all other costs and expenses incurred by Bank in connection with the preparation, administration, enforcement, or collection of this Guaranty, whether or not suit is filed, and including all legal fees and expenses incurred by Bank in connection with any bankruptcy proceeding affecting Borrower, Guarantor or the obligations and/or proceedings at both trial and appellate court levels, together with all other costs and expense incurred by Bank in the enforcement or collection of the obligations and/or this Guaranty.
15.
Independent Access to Information. Guarantor hereby represents and warrants to Bank that such Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition and assets of Borrower and any other Obligor and that no Guarantor is relying upon Bank to provide (and Bank shall have no duty to provide) any such information to any Guarantor either now or in the future. Further, Guarantor represents, warrants and agrees that any appraisals or evaluations made now or in the future by or for Bank of the financial condition of any person or the value or condition of any property are solely for the benefit of Bank, and Guarantor has no right to rely on the same, Guarantor’s obligations under this Guaranty being independent of any such appraisals or evaluations. Guarantor further agrees and acknowledges that (a) Bank is not a partner, joint venturer, alter-ego, manager, controlling person or other business associate or participant of any kind with Borrower, Guarantor or any other Obligor responsible for the Obligations, and Bank does not intend to ever assume any such status, or assume any fiduciary responsibility or duty to Borrower, Guarantor or any other Obligor, but intends that the relationship between Bank and such persons shall at all times remain that of debtor and creditor; and (b) by accepting, requiring, obtain or approving anything required to be performed or provided to Bank under any other loan document or instrument executed in connection with this Guaranty or the Obligations (or by failing to accept, require, obtain or approve same), including acceptance of, or procurement of, any certificate, financial statement, inspection, survey, plans and specifications, appraisal or insurance in connection with any collateral pledged to secure the Obligations, including, without limitation, real estate collateral, Bank does so solely for its own benefit, and Bank shall not be deemed to have warranted or represented the sufficiency or legal effect of the same to Borrower, Guarantor or such persons, and no such acceptance or approval shall constitute a warranty, representation or undertaking by Bank to anyone including Borrower, Guarantor or such persons with respect to the Obligations or the collateral pledged to secure the Obligations. By its execution below, Guarantor hereby acknowledges and agrees that it shall have no right, at law or inequity, to assert a claim against Bank based on the foregoing.
16.
Successors and Assigns. This Guaranty shall be binding on Guarantor and Guarantor’s heirs, legal representatives, successors and assigns and shall inure to the benefit of Bank, its successors, assigns, and any person or persons, or entities, including, without limitation, any banking or other financial institution, to whom Bank may grant an interest in the Obligations, or any of them, and this Guaranty shall be binding on Guarantor to the extent of such assignment or interest. Any such assignment or grant of interest shall not operate to release Guarantor from any obligation to Bank hereunder with respect to any unassigned Obligations.
17.
Reinstatement of Obligations. If Bank receives any payment or proceeds of collateral, which payment or proceeds or any part thereof are subsequently required, by any court of competent jurisdiction, to be repaid to Borrower, Borrower’s estate, trustee, or any other party, then to the extent of such repayment by Bank, the Obligations or part thereof which had been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date the initial payment, reduction or satisfaction occurred, and Guarantor shall remain

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jointly and severally liable to Bank for the repayment of such amount reinstated. Guarantor shall defend and indemnify Bank from any claim or loss to Bank arising under this paragraph, including, without limitation, Bank’s attorneys’ fees and expenses in the defense of any such action or suit, WHETHER THE SAME IS A RESULT OF BANK’S ORDINARY NEGLIGENCE (BUT NOT ITS GROSS NEGLIGENCE OR WILLFUL MISCONDUCT) OR OTHERWISE.
18.
Sale/Assignment. The Guarantor acknowledge(s) that the Bank has the right to sell, assign, transfer, negotiate, or grant participations in all or any part of the Obligations and any related obligations, including, without limit, this Guaranty, without notice to the undersigned and that the Bank may disclose any documents and information which the Bank now has or later acquires relating to the undersigned or to the Borrower or the Obligations in connection with such sale, assignment, transfer, negotiation, or participation. The Guarantor agree(s) that the Bank may provide information relating to this Guaranty or relating to the undersigned to the Bank’s parent, affiliates, subsidiaries and service providers.
19.
GOVERNING LAW AND VENUE. THIS GUARANTY SHALL BE GOVERNED AND CONTROLLED BY FLORIDA LAW WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. GUARANTOR HEREBY IRREVOCABLY SUBMITS AND CONSENTS TO THE EXCLUSIVE PERSONAL JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT IN FLORIDA LOCATED IN THE SAME STATE JUDICIAL CIRCUIT OR FEDERAL JUDICIAL DISTRICT, AS APPLICABLE, AS THE OFFICE OF BANK SPECIFIED IN THE FIRST PARAGRAPH OF THIS GUARANTY, AND AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS GUARANTY SHALL BE LITIGATED ONLY IN ONE OF THE FOREGOING DESCRIBED COURTS. GUARANTOR, FOR ITSELF, ITS HEIRS, SUCCESSORS AND ASSIGNS AND ANY PERSON CLAIMING UNDER OR THROUGH ANY OF THEM, HEREBY KNOWINGLY WAIVES ANY AND ALL RIGHTS TO HAVE THE JURISDICTION AND VENUE OF, AND ANY LITIGATION ARISING DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, OR RELATED TO OR FROM THIS GUARANTY IN ANY OTHER COURT, AND GUARANTOR HEREBY KNOWINGLY WAIVES ANY AND ALL RIGHTS OR TO TRANSFER, DISMISS, OR CHANGE VENUE TO, TO REMOVE AN ACTION TO, OR TO TRANSFER, DISMISS, OR CHANGE VENUE TO ANY OTHER COURT. GUARANTOR FURTHER ACKNOWLEDGES AND AGREES THAT NEITHER BANK NOR ANY PERSON ACTING ON BEHALF OF BANK HAS IN ANY WAY AGREED WITH OR REPRESENTED TO GUARANTOR THAT THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN WAIVED OR WILL NOT BE FULLY ENFORCED BY BANK.
20.
Severability. If any provision of this Guaranty shall be held to be legally invalid or unenforceable by any court of competent jurisdiction, all remaining provisions of this Guaranty shall remain in full force and effect. This Guaranty is signed on and effective as of the date shown below.
21.
Savings Clause. Guarantor and Bank stipulate and agree that it is their common and overriding intent to contract in strict compliance with applicable usury laws. In furtherance thereof, none of the terms of this Guaranty shall ever be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the maximum rate permitted by applicable law, and Guarantor shall never be liable for interest in excess of the maximum rate permitted by applicable law. If, for any reason whatever, such interest paid or received during the full term of the applicable indebtedness produces a rate which exceeds the maximum rate permitted by applicable law, Bank shall credit against the principal of such indebtedness (or, if such indebtedness shall have been paid in full, shall refund to the payor of such interest) such portion of said interest as shall be necessary to cause the interest paid to produce a rate equal to the maximum rate permitted by applicable laws.
22.
Notices. Except as otherwise expressly provided herein, all notices and other communications provided for in this Guaranty shall be given in writing and made by facsimile or electronic transmission with mechanical or electronic confirmation of delivery or by registered or certified mail, return receipt requested, postage prepaid, or by hand delivery or expedited delivery service, with delivery charges prepaid and with acknowledged

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receipt of delivery, addressed to the intended recipient at the “Address for Notices” specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this section. Except as otherwise provided in this Guaranty, all such communications shall be deemed to have been duly given when transmitted by facsimile, electronic transmission or when mailed or delivered in the manner specified.
23.
Counterparts. This Guaranty may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Bank may, at its option and in its sole discretion, maintain and rely upon a photocopy, electronic copy or other reproduction of this Guaranty and Guarantor for itself, its heirs, successors and assigns and any person claiming by or through any of them, hereby waive any and all objections to, and claims and defenses based upon, the failure of Bank to produce the original hereof for any purpose whatsoever.
24.
WAIVER OF JURY TRIAL. GUARANTOR KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS GUARANTOR MAY HAVE TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BASED ON, ARISING OUT OF, OR IN ANY WAY RELATED TO: THIS GUARANTY; THE OBLIGATIONS; ANY NOTES, LOAN AGREEMENTS, OR ANY OTHER LOAN DOCUMENT OR AGREEMENT EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH ANY OF THE OBLIGATIONS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. THIS JURY WAIVER ALSO APPLIES TO ANY CLAIM OR, COUNTERCLAIM, CAUSE OF ACTION OR DEMAND ARISING FROM OR RELATED TO (I) ANY COURSE OF CONDUCT, COURSE OF DEALING, OR RELATIONSHIP OF BORROWER, ANY OBLIGOR, OR ANY OTHER PERSON WITH BANK OR ANY EMPLOYEE, OFFICER, DIRECTOR OR ASSIGNEE OF BANK IN CONNECTION WITH THE OBLIGATIONS WITH BANK; OR (II)ANY STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PERSON BY OR ON BEHALF OF BANK TO BORROWER, ANY OBLIGOR, OR ANY OTHER PERSON IN CONNECTION WITH THE OBLIGATIONS OR BANK REGARDLESS OF WHETHER SUCH CAUSE OF ACTION ARISES BY CONTRACT, TORT OR OTHERWISE. GUARANTOR ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO THE BANK IN EXTENDING CREDIT TO THE BORROWER, THAT THE BANK WOULD NOT HAVE EXTENDED SUCH CREDIT WITHOUT THIS JURY TRIAL WAIVER, AND THAT GUARANTOR HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER AND UNDERSTANDS THE LEGAL EFFECT OF THIS WAIVER. GUARANTOR FURTHER CERTIFIES THAT NO PERSON HAS REPRESENTED TO IT, EXPRESSLY OR OTHERWISE, THAT BANK OR ANY OTHER PERSON WOULD NOT, IN THE EVENT OF A LEGAL PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER.
25.
Final Agreement. This Guaranty embodies the final, entire agreement of Guarantor and Bank with respect to the subject matter hereof. No course of dealing between guarantor and bank, no course of performance, usage of trade or evidence of any prior, contemporaneous or subsequent oral agreements or discussions or other extrinsic evidence of any nature shall be used to contradict, vary, supplement or modify any term of this guaranty. There are no oral agreements between guarantor and bank.

[SIGNATURE ON FOLLOWING PAGE]

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[SIGNATURE PAGE – CONTINUING GUARANTY]

Date: May 1, 2026.

GENERATION INCOME PROPERTIES, INC., a Maryland corporation

By: /s/ David Sobelman
David Sobelman, President and CEO

Address for Notice Purposes:

401 East Jackson Street, Suite 300

Tampa, Florida 33602

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